Financial Instruments and Fair Value Measurements	12 Months Ended
Dec. 31, 2022
Fair Value Disclosures [Abstract]
Financial Instruments and Fair Value Measurements	Financial Instruments and Fair Value Measurements
Assets and liabilities are measured at fair value according to a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:
•Level 1. Observable inputs, such as quoted prices in active markets;
•Level 2. Inputs, other than the quoted price in active markets, that are observable either directly or indirectly; and
•Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.
The following table presents our fair value hierarchy for our financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2022 and 2021:

	2022				2021
(in thousands)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Assets:
Cash equivalents	$289,394	$94,828	$—	$384,222	$366,117	$179,844	$—	$545,961
Short-term investments	79,600	592,997	—	672,597	—	139,785	—	139,785
Non-marketable equity securities	—	—	5,329	5,329	—	—	3,945	3,945
Equity options	—	221,769	—	221,769	—	352,571	—	352,571
Foreign exchange forwards and options	—	8,946	—	8,946	—	11,172	—	11,172
Interest rate contracts - cash flow hedge	—	12,256	—	12,256	—	—	—	—
Interest rate contracts - fair value hedge	—	—	—	—	—	1,971	—	1,971
	$368,994	$930,796	$5,329	$1,305,119	$366,117	$685,343	$3,945	$1,055,405
Liabilities:
Foreign exchange forwards and options	$—	($8,356)	$—	($8,356)	$—	($19,250)	$—	($19,250)
Interest rate contracts - cash flow hedge	—	(36,982)	—	(36,982)	—	(628)	—	(628)
Equity options	—	(222,632)	—	(222,632)	—	(353,859)	—	(353,859)
Contingent consideration	—	—	(18,088)	(18,088)	—	—	(24,100)	(24,100)
	$—	($267,970)	($18,088)	($286,058)	$—	($373,737)	($24,100)	($397,837)
The carrying values of financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and other accrued liabilities, approximate their fair values due to their short-term maturities.
Our assets and liabilities measured at fair value on a recurring basis consist of cash equivalents and short-term investments, which are classified in Level 1 and Level 2 of the fair value hierarchy, derivative contracts used to hedge currency and interest rate risk and derivative financial instruments entered into in connection with the Cash Convertible Notes discussed in Note 16 "Debt", which are classified in Level 2 of the fair value hierarchy, contingent consideration accruals which are classified in Level 3 of the fair value hierarchy, and are shown in the tables below and non-marketable equity securities remeasured during the year ended December 31, 2022 and 2021 are classified within Level 3 in the fair value hierarchy. There were no transfers between levels for the year ended December 31, 2022.
In determining fair value for Level 2 instruments, we apply a market approach, using quoted active market prices relevant to the particular instrument under valuation, giving consideration to the credit risk of both the respective counterparty to the contract and the Company. To determine our credit risk, we estimated our credit rating by benchmarking the price of outstanding debt to publicly-available comparable data from rated companies. Using the estimated rating, our credit risk was quantified by reference to publicly-traded debt with a corresponding rating. The Level 2 derivative financial instruments include the Call Options asset and the embedded conversion option liability. See Note 16 "Debt", and Note 14 "Derivatives and Hedging", for further information. The derivatives are not actively traded and are valued based on an option pricing model that uses observable market data for inputs. Significant market data inputs used to determine fair values included our common stock price, the risk-free interest rate, and the implied volatility of our common stock. The Call Options asset and the embedded cash conversion option liability were designed with the intent that changes in their fair values would substantially offset, with limited net impact to our earnings. Therefore, the sensitivity of changes in the unobservable inputs to the option pricing model for such instruments is substantially mitigated.
Our Level 3 instruments include non-marketable equity security investments. Under the measurement alternative, the carrying value is measured at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments of the same issuer. Adjustments are determined primarily based on a market approach as of the transaction date.
Our Level 3 instruments also include contingent consideration liabilities. We value contingent consideration liabilities using unobservable inputs, applying the income approach, such as the discounted cash flow technique, or the probability-weighted scenario method. Contingent consideration arrangements obligate us to pay the sellers of an acquired entity if specified future events occur or conditions are met such as the achievement of technological or revenue milestones. We use various key assumptions, such as the probability of achievement of the milestones (0% to 100%) and the discount rate (between 6.5% and 6.6%), to represent the non-performing risk factors and time value when applying the income approach. We regularly review the fair value of the contingent consideration, and reflect any change in the accrual in the consolidated statements of income in the line items commensurate with the underlying nature of milestone arrangements.
Refer to Note 10 "Investments" for the change in non-marketable equity securities with Level 3 inputs during the year ended December 31, 2022 and 2021. For contingent consideration liabilities with Level 3 inputs, the following table summarizes the activity for the years ended December 31, 2022 and 2021, all of which is related to 2018 acquisition of STAT-Dx:

(in thousands)	2022	2021
Balance at beginning of year	($24,100)	($23,593)
Changes in fair value	112	(507)
Payments	5,900	—
Balance at end of year	($18,088)	($24,100)
As of December 31, 2022, $18.1 million was accrued for contingent consideration, of which $8.2 million is included in accrued and other current liabilities and $9.9 million is included in other long-term liabilities in the accompanying consolidated balance sheet.
The estimated fair value of long-term debt as disclosed in Note 16 "Debt" was based on current interest rates for similar types of borrowings. The estimated fair values may not represent actual values of the financial instruments that could be realized as of the balance sheet date or that will be realized in the future.
The fair values of the financial instruments are presented in Note 16 "Debt" and were determined as follows:
Cash Convertible Notes and Convertible Notes: Fair value is based on an estimation using available over-the-counter market information on the Cash Convertible Notes due in 2023 and 2024 as well as the Convertible Notes due in 2027.
U.S. Private Placement: Fair value of the outstanding notes is based on an estimation using the changes in the U.S. Treasury rates.
German Private Placement: Fair value is based on an estimation using changes in the euro swap rates.
There were no adjustments in the years ended December 31, 2022 and 2021 for nonfinancial assets or liabilities required to be measured at fair value on a nonrecurring basis.